CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pinnacle Resources, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glen R. Gamble, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Glen R. Gamble
-----------------------------
Glen R. Gamble
Chief Executive Officer

February 22, 2010


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pinnacle Resources, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jason Shapiro, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
            (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Jason Shapiro
-----------------------------
Jason Shapiro
Chief Financial Officer

February 22, 2010